UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - May 4, 2026

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 5, 2026, Oncor Electric Delivery Company LLC (“Oncor”) entered into Amendment No. 3 to Receivables Financing Agreement (the “RFA Amendment”) among Oncor Receivables LLC, as borrower (“Receivables LLC”), Oncor, as servicer, MUFG Bank, Ltd., as administrative agent, and certain lenders and group agents party thereto. The RFA Amendment (i) extends the scheduled termination date of Oncor’s revolving accounts receivable securitization facility from April 28, 2028 to May 4, 2029, (ii) increased the facility limit from $500 million to $600 million, and (iii) removed the 10 basis points credit spread adjustment on the interest rate.

The foregoing description of the RFA Amendment is qualified in its entirety by reference to the complete terms of the RFA Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein. The administrative agent and the lenders and their respective affiliates have, from time to time, performed various financial advisory, commercial banking, and investment banking services for Oncor and certain of its affiliates for which they have received customary fees and expense.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 7, 2026, Oncor issued a press release discussing its financial results for the three months ended March 31, 2026. The press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 2.02 and set forth in the attached Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of Oncor under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The press release contains forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, that are included in the press release, as well as statements made in presentations, in response to questions or otherwise, that address activities, events or developments that Oncor expects or anticipates to occur in the future, including such matters as projections, capital allocation, future capital expenditures, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of facilities, market and industry developments and the growth of Oncor’s business and operations (often, but not always, through the use of words or phrases such as “intends,” “plans,” “will likely result,” “expects,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “forecast,” “should,” “projection,” “target,” “goal,” “objective” and “outlook”), are forward-looking statements. Although Oncor believes that in making any such forward-looking statement its expectations are based on reasonable assumptions, any such forward-looking statement involves risks, uncertainties and assumptions. Factors that could cause Oncor’s actual results to differ materially from those projected in such forward-looking statements include: legislation, governmental policies and orders, and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; Electric Reliability Council of Texas, Inc. (“ERCOT”) protocols, rules, policies, regulations, guidelines, directives, and orders applicable to Oncor’s business; weather conditions and other natural phenomena, including severe weather events, natural disasters or wildfires; cyber-attacks on Oncor or Oncor’s third-party vendors; changes in expected ERCOT and service territory growth; changes in, or cancellations of, anticipated projects, including customer requested interconnection projects; physical attacks on Oncor’s system, acts of sabotage, wars, terrorist activities, wildfires, fires, explosions, natural disasters, hazards customary to the industry, or other emergency events; Oncor’s ability to obtain adequate insurance on reasonable terms and the possibility that it may not have adequate insurance to cover all losses incurred by Oncor or third-party liabilities; adverse actions by credit rating agencies; health epidemics and pandemics, including their impact on Oncor’s business and the economy in general; interrupted or degraded service on key technology platforms, facilities failures, or equipment interruptions; economic conditions, including the impact of a recessionary environment, inflation, foreign policy, industrial strain, and global trade restrictions; supply chain disruptions, including as a result of tariffs, war, volatile commodity prices, manufacturing and shipping shortages, global trade disruptions, competition for goods and services, and service provider availability; unanticipated changes in electricity demand in ERCOT or Oncor’s service territory; ERCOT grid needs and ERCOT market conditions, including insufficient electricity generation within the ERCOT market or disruptions at power generation facilities that supply power within the ERCOT market; changes in business strategy, development plans or vendor relationships; changes in interest rates, foreign currency exchange rates, or rates of inflation; significant changes in operating expenses, liquidity needs and/or capital expenditures; inability of various counterparties to meet their financial and other obligations to Oncor, including failure of counterparties to timely perform under agreements; general industry and ERCOT trends; significant decreases in demand or consumption of electricity delivered by Oncor, including as a result of increased consumer use of third-party distributed energy resources or other technologies; changes in technology used by and services offered by Oncor; changes in employee and contractor labor availability and cost; significant changes in Oncor’s relationship with its employees, and the potential adverse effects if labor disputes or grievances were to occur; changes in assumptions used to estimate costs of providing employee benefits, including pension and other postretirement employee benefits, and future funding requirements related thereto; significant changes in accounting policies or critical accounting estimates material to Oncor; commercial bank and financial market conditions, macroeconomic conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds and the potential impact of any disruptions in U.S. or foreign capital and credit markets; financial market volatility and the impact of volatile financial markets on investments, including investments held by Oncor’s pension and other postretirement employee benefit plans; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; Oncor’s adoption and deployment of artificial intelligence; financial and other restrictions under Oncor’s debt agreements; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; and Oncor’s ability to effectively execute its operational and financing strategy.

Further discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor with the U.S. Securities and Exchange Commission. Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. Any forward-looking statement speaks only as of the date on which it is made, and, except as may be required by law, Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for Oncor to predict all of them; nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Oncor Salary Deferral Program, as Amended and Restated

On May 4, 2026, Oncor adopted the Oncor Salary Deferral Program, as amended and restated (the “Amended Oncor SDP”), as approved by the Oncor board of directors. The Amended Oncor SDP will be effective July 1, 2026. The Amended Oncor SDP amends and restates the Oncor Salary Deferral Program as amended and restated effective as of December 31, 2021 (the “Original Oncor SDP”). Employees who meet a specified salary threshold level or other criteria established by the program administrator are eligible to participate in the Amended Oncor SDP, including executive officers.

The Original Oncor SDP provided that the deferral period could be set at the election of the employee for seven years, until retirement, or a combination of both. The Amended Oncor SDP provides that the deferral period can be set by the employee on an in-service basis for any number of years (with a minimum in-service deferral period of three years), until retirement, or a combination of both. For elections made prior to July 1, 2026, the existing deferral periods and distribution elections will remain in place as set forth under the Original Oncor SDP. Beginning with the July 1, 2026 effective date, employees will make new deferral and distribution elections under the Amended Oncor SDP.

The Original Oncor SDP provided that matching contributions under the program vest at the earliest of seven years after the deferral date, termination without cause, retirement at the age of 62 or later, death, disability or termination for good reason following a change in control of Oncor (each as defined in the Original Oncor SDP). The Amended Oncor SDP provides that matching contributions under the program vest at the earliest of three years after the deferral date, termination without cause, retirement at the age of 62 or later, death, disability, or termination for good reason following a change in control of Oncor (each as defined in the Amended Oncor SDP), as well as upon termination of the Amended Oncor SDP. Beginning with the July 1, 2026 effective date, the vesting provisions under the Amended Oncor SDP will apply retroactively to all matching contributions under the plan regardless of when made.

The foregoing description of the Amended Oncor SDP is qualified in its entirety by reference to the complete terms of the Amended Oncor SDP, which is filed as Exhibit 10.2 to this Form 8-K and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 3 to Receivables Financing Agreement, dated as of May 5, 2026, among Oncor Receivables LLC, Oncor Electric Delivery Company LLC, MUFG Bank, Ltd., and certain lenders and group agents party thereto.

10.2	Oncor Salary Deferral Program, Amended and Restated effective as of July 1, 2026.

99.1	Press release issued on May 7, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: May 7, 2026